EXHIBIT 10


                           AMERICAN MEDICAL SECURITY

                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN
                           (Effective April 1, 2000)

                            AMERICAN MEDICAL SECURITY

                     NONQUALIFIED EXECUTIVE RETIREMENT PLAN


                                Table of Contents

                                                                            Page

ARTICLE I - PURPOSE OF PLAN....................................................1
         1.1      PURPOSE OF PLAN..............................................1

ARTICLE II - DEFINITIONS.......................................................2
         2.1      ACCOUNT......................................................2
         2.2      BENEFICIARY..................................................2
         2.3      BOARD........................................................2
         2.4      CODE.........................................................2
         2.5      COMMITTEE....................................................2
         2.6      COMPANY......................................................2
         2.7      COMPANY CONTRIBUTIONS........................................2
         2.8      COMPENSATION.................................................2
         2.9      COMPENSATION COMMITTEE.......................................2
         2.10     DEFERRAL CONTRIBUTIONS.......................................3
         2.11     EFFECTIVE DATE...............................................3
         2.12     ELIGIBLE EMPLOYEE............................................3
         2.13     MATCHING CONTRIBUTIONS.......................................3
         2.14     NONQUALIFIED DEFERRAL CONTRIBUTIONS..........................3
         2.15     NONQUALIFIED MATCHING CONTRIBUTIONS..........................4
         2.16     PARTICIPANT..................................................4
         2.17     PARTICIPANT ENROLLMENT AND ELECTION FORM.....................4
         2.18     PLAN.........................................................4
         2.19     PLAN YEAR....................................................4
         2.20     PROFIT SHARING CONTRIBUTIONS.................................4
         2.21     QUALIFIED PLAN...............................................4
         2.22     TRUST........................................................4
         2.23     TRUSTEE......................................................5
         2.24     VALUATION DATE...............................................5

ARTICLE III - ELIGIBILITY AND PARTICIPATION....................................5
         3.1      REQUIREMENTS.................................................5
         3.2      PARTICIPATION VOLUNTARY......................................5
         3.3      RE-EMPLOYMENT................................................6
         3.4      CHANGE OF EMPLOYMENT CATEGORY................................6

ARTICLE IV - NONQUALIFIED DEFERRAL CONTRIBUTIONS...............................6
         4.1      NONQUALIFIED DEFERRAL CONTRIBUTION ELECTIONS.................6
         4.2      NONQUALIFIED DEFERRAL CONTRIBUTION CHANGES...................6
         4.3      PAYROLL DEDUCTIONS...........................................7
         4.4      TIMING OF DEFERRALS..........................................7

ARTICLE V - NONQUALIFIED MATCHING CONTRIBUTIONS................................7
         5.1      NONQUALIFIED MATCHING PERCENTAGE.............................7
         5.2      TIMING OF MATCH..............................................8

ARTICLE VI - COMPANY CONTRIBUTIONS.............................................8
         6.1      COMPANY CONTRIBUTIONS........................................8
         6.2      TIMING OF CONTRIBUTION.......................................8

ARTICLE VII - PLAN ACCOUNTS....................................................8
         7.1      ESTABLISHMENT OF ACCOUNTS....................................8
         7.2      NONQUALIFIED DEFERRAL CONTRIBUTION ACCOUNT...................9
         7.3      NONQUALIFIED MATCHING CONTRIBUTION ACCOUNT...................9
         7.4      COMPANY CONTRIBUTION ACCOUNT.................................9
         7.5      ALLOCATION OF INCOME.........................................9
         7.6      UNFUNDED STATUS..............................................9

ARTICLE VIII + INVESTMENT OF FUNDS............................................10
         8.1      ALLOCATION OF EARNINGS OR LOSSES ON ACCOUNTS................10
         8.2      ACCOUNTING FOR DISTRIBUTIONS................................10
         8.3      STATEMENTS..................................................11

ARTICLE IX - VESTING..........................................................11
         9.1      NONQUALIFIED DEFERRAL CONTRIBUTIONS.........................11
         9.2      NONQUALIFIED MATCHING CONTRIBUTIONS.........................11
         9.3      COMPANY CONTRIBUTIONS.......................................11

ARTICLE X - PAYMENTS OF BENEFITS..............................................11
         10.1     PAYMENT OF BENEFITS.........................................11
         10.2     DISTRIBUTION ELECTION.......................................12
         10.3     COMPENSATION COMMITTEE OVER RIDE............................12
         10.4     PAYMENTS UPON HARDSHIP......................................12

ARTICLE XI - THE TRUST........................................................13
         11.1     ESTABLISHMENT OF TRUST......................................13
         11.2     MUTUAL EXCLUSION OF RESPONSIBILITY..........................13

ARTICLE XII - ADMINISTRATION..................................................13
         12.1     ADMINISTRATIVE AUTHORITY....................................13
         12.2.    APPLICABLE LAW..............................................15
         12.3     IMPACT ON OTHER PLANS.......................................15
         12.4     LITIGATION..................................................15
         12.5     PAYMENT OF ADMINISTRATION EXPENSES..........................15
         12.6     CLAIMS PROCEDURE............................................16
         12.7     LIABILITY AND INDEMNIFICATION...............................18
         12.8     INCOMPETENT PAYEE...........................................18
         12.9     TAXES.......................................................18
         12.10    ATTORNEY'S FEES.............................................19
         12.11    STATUS AND RIGHTS OF PARTICIPANTS...........................19

ARTICLE XIII - AMENDMENT AND TERMINATION......................................19
         13.1     AMENDMENT AND TERMINATION...................................19

                           ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. The Company intends and desires by the adoption of this Plan to recognize the value to the Company of the services rendered by Eligible Employees covered by the Plan and to encourage and assure their continued service with the Company by making more adequate provisions for their future retirement security.

The Plan has been adopted to provide certain key management and highly compensated employees of American Medical Security Group, Inc. and its participating affiliates who are covered under the American Medical Security Retirement Savings Plan (the "Qualified Plan") with the opportunity to accumulate deferred compensation which cannot be accumulated under the Qualified Plan because of the limitation on annual deferrals under Code Section 402(g) (the "Deferral Limit"), the limitation on annual additions under Code Section 415 (the "415 Limit"), the limitation on compensation under Code Section 401(a)(17) (the "Pay Cap"), and/or because of any other restrictions or limitations under Code Section 401(k) [collectively, the "IRS Limitations"].

The Plan is intended to be "a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2) and 301(a)(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and is intended to be unfunded for purposes of the Code, and shall be interpreted and administered in a manner consistent with that intent.

                            ARTICLE II - DEFINITIONS

2.1 ACCOUNT means the separate bookkeeping accounts established and maintained under the Plan in the name of each Participant as required pursuant to the provisions of Article VII.

2.2 BENEFICIARY means a Participant's beneficiary (or beneficiaries) under the provisions of the Qualified Plan.

2.3 BOARD means the Board of Directors of American Medical Security Group, Inc., or its successor.

2.4 CODE means the Internal Revenue Code of 1986 and the regulations promulgated thereunder, as amended from time to time hereafter.

2.5 COMMITTEE means the American Medical Security Retirement Savings Plan Administrative Committee.

2.6 COMPANY means American Medical Security Group, Inc., or any company which is a successor as a result of merger, consolidation, liquidation, transfer of assets or other reorganization. "Company" also includes any entity which is in the same controlled group (within the meaning of Code Section 414(b) and (c)) as American Medical Security Group, Inc. and which has common law employees participating in the Qualified Plan.

2.7 COMPANY CONTRIBUTIONS mean any amounts contributed by the Company pursuant to the provisions of Article VI.

2.8 COMPENSATION means "Compensation" as that term is defined in the Qualified Plan, except that such amount so determined shall not be limited by the Pay Cap.

2.9 COMPENSATION COMMITTEE means the Compensation Committee of the Board of Directors.

2.10 DEFERRAL CONTRIBUTIONS mean any amounts contributed by the Company to the Qualified Plan for a Plan Year on behalf of and on account of the qualified cash or deferral elections within the meaning of Code Section 401(k) made by the Eligible Employees under the Qualified Plan.

2.11 EFFECTIVE DATE means April 1, 2000.

2.12 ELIGIBLE  EMPLOYEE means, for any Plan Year, an employee of the Company who
(a) is determined to be a member of a select group of management or highly compensated employees, and (b) has been designated as an Eligible Employee by the President of the Company, and (c) is a participant in the Qualified Plan for that Plan Year. The Company shall notify those individuals who have been designated as Eligible Employees for any Plan Year as soon as practicable after such designation.

2.13 MATCHING CONTRIBUTIONS means any amounts contributed by the Company to the Qualified Plan for a Plan Year on account of the Deferral Contributions made during such Plan Year by the Eligible Employees under the Qualified Plan.

2.14 NONQUALIFIED DEFERRAL CONTRIBUTIONS mean that portion of a Participant's Compensation that is due to be earned and which would otherwise be paid to the Participant, which the Participant elects to defer under the Plan, determined without regard to the Deferral Limit, the 415 Limit, or the Pay Cap under the Qualified Plan, and which is credited to the Participant's Account under the Plan pursuant to the provisions of Article IV. The maximum Nonqualified Deferral Contribution permitted under the Plan for any Plan Year shall be equal to eighteen percent (18%) of the Participant's Compensation.

2.15 NONQUALIFIED MATCHING CONTRIBUTIONS mean any amount credited to a Participant's Account under the Plan as a contribution by the Company on account of the Participant's Nonqualified Deferral Contributions pursuant to the provisions of Article V, computed without regard to the 415 Limit, or the Pay Cap under the Qualified Plan.

2.16 PARTICIPANT means any Eligible Employee so designated pursuant to the provisions of Article III, including, where appropriate according to the context of the Plan, any former Eligible Employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

2.17 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form on which a Participant may elect to defer a portion of his Compensation hereunder, and on which the Participant may make certain other elections or designations as authorized thereon.

2.18 PLAN means this American Medical Security Nonqualified Executive Retirement Plan, as may be amended from time to time hereafter.

2.19 PLAN YEAR means the "Plan Year" as that term is defined in the Qualified Plan. Notwithstanding the foregoing, the initial Plan Year hereunder shall commence on the Effective Date of the Plan.

2.20 PROFIT SHARING CONTRIBUTIONS means any profit sharing contributions made by the Company to the Qualified Plan for any Plan Year on behalf of the Eligible Employees.

2.21 QUALIFIED PLAN means the American Medical Security Retirement Savings Plan, as may be amended from time to time hereafter.

2.22 TRUST means the rabbi trust established pursuant to the terms of the Plan.

2.23 TRUSTEE means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.

2.24 VALUATION DATE means the date on which Participant Accounts are valued under the Plan, which shall have the same meaning as the term "Valuation Date" under the Qualified Plan.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1 REQUIREMENTS. Each Eligible Employee as of the Effective Date shall be eligible to become a Participant in the Plan immediately. A person who is hired as an Eligible Employee shall be eligible to become a Participant in the Plan on the first day of the month occurring after the date on which he has completed 30 days of employment with the Company. Each other person who is first designated as an Eligible Employee for a subsequent Plan Year shall be eligible to become a Participant in the Plan on the first day of the Plan Year next following such designation. No individual shall become a Participant, however, if he is not an Eligible Employee on the date his participation in the Plan is scheduled to begin.

3.2 PARTICIPATION VOLUNTARY. Participation in the Plan is voluntary. In order to participate in the Plan, an Eligible Employee must execute and return to the Committee or its designee a Participant Enrollment and Election Form in such manner and at such time as the Committee may require, but no later than the date prior to the date on which such Eligible Employee's participation is to commence.

3.3 RE-EMPLOYMENT. If a Participant whose employment with the Company is terminated is subsequently re-employed by the Company as an Eligible Employee, he shall become a Participant in the Plan in accordance with the provisions of
Section 3.1 of the Plan.

3.4 CHANGE OF EMPLOYMENT. During any period in which a Participant remains in the employ of the Company, but either ceases to be an Eligible Employee (for example, if such Participant is no longer determined to be a highly compensated or key management employee, or if the President of the Company no longer designates such Participant as an Eligible Employee) or ceases participation in the Qualified Plan, he shall not be eligible to make additional Nonqualified Deferral Contributions or receive any additional Nonqualified Matching Contributions or additional Company Contributions under this Plan.

                ARTICLE IV - NONQUALIFIED DEFERRAL CONTRIBUTIONS

4.1 NONQUALIFIED DEFERRAL CONTRIBUTION ELECTIONS. In accordance with rules established by the Committee, a Participant may voluntarily elect to make Nonqualified Deferral Contributions with respect to a Plan Year by executing a Participant Enrollment and Election Form no later than ten (10) days (or such other period designated by the Committee) prior to the effective date of such Participant's participation (or the beginning of any subsequent Plan Year). Once made, such election to make Nonqualified Deferral Contributions shall be irrevocable with respect to such Plan Year and shall continue in effect until changed as described in Section 4.2.

4.2 NONQUALIFIED DEFERRAL CONTRIBUTION CHANGES. A Participant may change the amount of his Nonqualified Deferral Contributions by delivering to the Committee or its designee at least ten (10) days (or such other period designated by the Committee) prior to the beginning of any Plan Year a new Participant Enrollment and Election Form evidencing the change, with such change being first effective for Compensation to be earned in such Plan Year. Once a new election is made, Nonqualified Deferral Contributions shall continue in force indefinitely in accordance with such new election, until changed by the Participant on a new Participant Enrollment and Election Form delivered to the Committee or its designee in a timely manner as described in this Section 4.2.

4.3 PAYROLL DEDUCTIONS. A Participant's Nonqualified Deferral Contributions shall be made through regular payroll deductions. Notwithstanding the foregoing, a Participant's Nonqualified Deferral Contributions under this Article IV will not begin until the Participant's Deferral Contributions to the Qualified Plan have reached the maximum allowed for such Plan Year under the Deferral Limit or such other applicable IRS Limitations.

4.4 TIMING OF DEFERRALS. Once a Participant's Nonqualified Deferral Contributions commence during a Plan Year as described in Section 4.3, such Nonqualified Deferral Contributions under the Plan shall be credited to a Participant's Account at the same time and in the same manner as Deferral Contributions would have been made under the provisions of the Qualified Plan.

                 ARTICLE V - NONQUALIFIED MATCHING CONTRIBUTIONS

5.1 NONQUALIFIED MATCHING. The Company shall make Nonqualified Matching Contributions on account of a Participant's Nonqualified Deferral Contributions for a Plan Year, at the same rate as the Matching Contribution for the Plan Year. Nonqualified Matching Contributions shall not be made under this Plan until such time as the Participant's Deferral

Contributions under the Qualified Plan have reached the maximum allowed for such Plan Year under applicable IRS Limitations, as described in Section 4.2.

5.2 TIMING OF MATCH. Nonqualified Matching Contributions on behalf of a Participant under the Plan shall, when otherwise authorized in accordance with
Section 5.1 above, be credited to such Participant's Account at the same time and in the same manner as Matching Contributions with respect to such amounts as would have been made under the Qualified Plan had the Participant's Deferral Contributions under the Qualified Plan not been restricted.

                       ARTICLE VI - COMPANY CONTRIBUTIONS

6.1 COMPANY CONTRIBUTIONS. In its sole discretion, the Company may make Company Contributions on behalf of a Participant, in an amount equal to a percentage of each Participant's Compensation for the Plan Year that exceeds the Pay Cap for such Plan Year.

6.2 TIMING OF CONTRIBUTION. Company Contributions on behalf of a Participant under the Plan shall be credited to a Participant's Account as soon as administratively feasible after the Profit Sharing Contributions for such Plan Years are declared by the Board.

                           ARTICLE VII - PLAN ACCOUNTS

7.1 ESTABLISHMENT OF ACCOUNTS. A separate bookkeeping Account in the name of each Participant shall be established by the Company and maintained by the Trustee, as required and as described in this Article VII.

7.2 NONQUALIFIED DEFERRAL CONTRIBUTION ACCOUNT. The Company shall establish a bookkeeping Account to which are credited a Participant's Nonqualified Deferral Contributions, as adjusted by amounts equal to any income, gains, or losses (to the extent realized, based upon fair market value of the Account's assets) attributable or allocable to income, gains or losses.

7.3 NONQUALIFIED MATCHING CONTRIBUTION ACCOUNT. The Company shall establish a bookkeeping Account to which are credited a Participant's Nonqualified Matching Contributions, as adjusted by amounts equal to any income, gains, or losses (to the extent realized, based upon fair market value of the Account's assets) attributable or allocable to income gains or losses.

7.4 COMPANY CONTRIBUTION ACCOUNT. The Company shall establish a bookkeeping Account to which are credited a Participant's Company Contributions, as adjusted by amounts equal to any income, gains, or losses (to the extent realized, based upon fair market value of the Account's assets) attributable or allocable to income, gains or losses.

7.5 ALLOCATION OF INCOME. The Company shall have the discretion to allocate such income, gains, or losses among Accounts pursuant to such allocation rules as the Committee deems to be reasonable and administratively practicable.

7.6 UNFUNDED STATUS. Participants' Accounts shall be utilized solely as a device for the measurement and determination of the amounts to be paid to Participants under the Plan. Such Accounts shall be bookkeeping accounts only and no Participant or Beneficiary shall have any proprietary rights in particular assets held under the Trust, if any, or held by the Company, whether or not held for the purpose of funding the Company's obligation under this plan. This Plan constitutes the mere promise of the Company to make benefit payments in the future and the right of any Participant or Beneficiary to receive benefits under this Plan shall be an unsecured claim against the general assets of the Company.

                        ARTICLE VIII INVESTMENT OF FUNDS

8.1 ALLOCATION OF EARNINGS OR LOSSES ON ACCOUNTS. Each Participant's Account shall be deemed to be invested in such mutual funds or other investment options as the Committee shall determine from time to time. The Committee may (but is not required to) consider the Participant's investment preferences when directing the Trustee as to how to credit amounts contributed to the Participant's Accounts. Such investment preferences shall be provided to the Trustee at the time and in the manner prescribed by the Committee, in its sole discretion. The Participant's Accounts shall be credited or debited with the increase or decrease in the realizable net asset value or credited interest, as applicable, of each investment, as follows: As of each Valuation Date, an amount equal to the net increase or decrease in realizable net asset value or credited interest, as applicable (as determined by the Trustee), of each investment option since the preceding Valuation Date shall be allocated among all Participants' Accounts deemed to be invested in that investment option in accordance with the ratio which the portion of the Account of each Participant which is deemed to be invested within that investment option, determined as provided herein, bears to the aggregate of all amounts deemed to be invested within that investment option.

8.2 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution under the Plan to a Participant (or his Beneficiaries), such distribution shall be charged to the Participant's Account.

8.3 STATEMENTS. On a periodic basis, as determined by the Committee, each Participant shall be provided with a statement detailing the amounts credited to such Participant's Account under the Plan.

                              ARTICLE IX - VESTING

9.1 NONQUALIFIED DEFERRAL. A Participant shall always be one hundred percent (100%) vested in amounts credited to his Nonqualified Deferral Contribution Account.

9.2 QUALIFIED MATCHING. A Participant shall always have the same vesting percentage in his Nonqualified Matching Contribution Account as he has in his Matching Contributions account under the Qualified Plan.

9.3 COMPANY CONTRIBUTIONS. A Participant shall always have the same vesting percentage in his Company Contribution Account as he has in his Profit Sharing Contributions account under the Qualified Plan.

                        ARTICLE X - PAYMENTS OF BENEFITS

10.1 PAYMENT OF  BENEFITS.  Except as otherwise  provided in Section  10.3,  the vested benefit payable under this Plan on account of an Participant's termination of employment, retirement, disability, or death shall be distributed or shall commence in accordance with the distribution option elected by the Participant as soon as practicable, after such termination of employment, retirement, incurrence of disability (as determined by the Committee), or death, but no later than 60 days after the event giving rise to such distribution. Any death benefit payable under this Plan shall be payable to the Participant's Beneficiary. If no distribution method has been elected by a Participant, his benefits shall be paid in a lump sum.

10.2 DISTRIBUTION ELECTION. Each Participant, when originally becoming a Participant hereunder, shall complete a distribution election form specifying the form of payment applicable to such Participant's vested Account under the Plan. A Participant may change the payment election at any time by completing and filing a new distribution election with the Committee or its designee. The distribution election on file with the Committee or its designee as of the date of the Participant's termination of employment shall be controlling; provided, however, that any distribution election change shall not be effective if the Participant terminates employment within twelve months following the date on which the change is filed with the Committee or its designee. In that event, the Participant's prior distribution election shall be controlling.

10.3 COMPENSATION COMMITTEE OVER RIDE. Notwithstanding Sections 10.1 and 10.2 above, the Compensation Committee reserves the right, in its sole discretion, to override or modify any Participant's distribution election as to the payment of such Participant's vested Account under this Plan at any time and for any reason. Further, the Compensation Committee may establish its own rules regarding the timing and/or form of payment of vested Accounts which may apply to some or all vested Accounts, even as to future installments payable under a previously-elected method of payment.

10.4 PAYMENTS UPON HARDSHIP. In the event of a hardship of the Participant, the Participant may apply to the Compensation Committee for the distribution of all or any part of his or her vested Accounts in the same manner as under the Qualified Plan. Upon a finding of hardship, the Compensation Committee shall direct appropriate distribution to the Participant from amounts credited with respect to the Participant's vested interest in his Accounts. In no event shall the aggregate amount of the distribution exceed the vested value of the Participant's

Accounts as of the date of  distribution.  A distribution may be made under this
Section 10.4 only with the consent of the Compensation Committee.

                             ARTICLE XI - THE TRUST

11.1 ESTABLISHMENT OF TRUST. The Company shall establish the Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Company and the Trustee. The Trust is intended to be treated as a "grantor" trust under the Code, and the establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted. It is the intention of all parties involved that the arrangement be unfunded for tax purposes and for purposes of Title I of ERISA, and the establishment of the Trust is not intended to alter such treatment. In addition, the Trust, and any assets held thereunder to assist the Company in meeting its obligations under this Plan, shall conform to the terms of the model trust described in Rev. Proc. 92-64.

11.2 MUTUAL EXCLUSION OF RESPONSIBILITY. Neither the Trustee nor the Company shall be obliged to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

                          ARTICLE XII - ADMINISTRATION

12.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Committee shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all actions and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty, discretion, and responsibility to:

(a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Eligible Employees, Participants, and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

(b) Adopt such rules of procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

(c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

(d) Make determinations with respect to the eligibility of any eligible Employee as a Participant and make determinations concerning the crediting and distribution of Plan Accounts.

(e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Committee shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or opinion of such firms or persons. The Committee shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Committee. Further, the Committee may authorize one or more persons to execute any certificate or document on behalf of the Committee, in which event any person notified by the Committee of such authorization shall be entitled to accept and; conclusively rely upon any such certificate or document executed by such person as representing action by the Committee until such third person shall have been notified of the revocation of such authority.

12.2 APPLICABLE LAW. This Plan shall be construed in accordance with the laws of the State of Wisconsin to the extent not preempted by the provisions of the Employee Retirement Income Security Act or other federal law.

12.3 IMPACT ON OTHER PLANS. No deferrals, contributions, or payments under this Plan shall be considered as salary or compensation under any other qualified or nonqualified employee benefit plan of the Company, except as otherwise may be provided by such plan.

12.4 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

12.5 PAYMENT OF ADMINISTRATION EXPENSES. All expenses incurred in th administration and operation of the Plan and the Trust, including any taxes payable by the Company in respect of the Plan or Trust or payable by or from the Trust pursuant to its terms, shall be paid by the Company.

12.6      CLAIMS PROCEDURE
(a) Notice of Claim. Any Eligible Employee or Beneficiary, or the duly authorized representative of an Eligible Employee or Beneficiary, may file with the Committee a claim for a Plan benefit. Such a claim must be in writing on a form provided by the Committee and must be delivered to the Committee, in person or by mail, postage prepaid. Within ninety (90) days after the receipt of such a claim, the Committee shall send to the claimant, by mail, postage prepaid, a notice of the granting or the denying, in whole or in part, of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed ninety (90) days from the end of the initial period. If such an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial ninety (90) day period. The Committee shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the Plan. If notice of the denial of a claim is not furnished in accordance with this paragraph
          (a), the claim shall be denied and the claimant shall be permitted to exercise his or her right to review pursuant to paragraphs (c) and (d) below.

(b) Action on Claim. The Committee shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant:

          (i)       The specific reason or reasons for the denial;

          (ii) A specific reference to the pertinent Plan provisions on which the denial is based;

          (iii) A description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

          (iv) An explanation of the Plan's claim review procedure.

(c) Review of Denial. Within sixty (60) days after the receipt by a claimant of written notification of the denial (in whole or in part of a claim, the claimant or the claimant's duly authorized representative, upon written application to the Compensation Committee, delivered in person or by certified mail, postage prepaid, may request review of the denial, may review pertinent documents and may submit to the Compensation Committee, in writing, issues and comments concerning the claim.

(d) Decision on Review. Upon the Compensation Committee's receipt of a notice of a request for review, the Compensation Committee shall make a prompt decision on the review and shall communicate the decision on review in writing to the claimant. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than sixty (60) days after the Compensation Committee's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered not later than one hundred twenty (120) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Compensation Committee prior to the expiration of the initial sixty (60) day period. If notice of the decision on review is not furnished in accordance with this Section, the claim shall be denied on review.

(e) Discretion. The Committee or Compensation Committee, whichever is applicable, shall have full and complete discretionary authority to determine eligibility and benefits under the Plan, to construe the terms of the Plan and to decide any matter presented through the claims procedure. Any final determination shall be binding on all parties. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious based upon the evidence considered by the Committee or the Compensation Committee, whichever is applicable, at the time of such determination.

12.7 LIABILITY AND INDEMNIFICATION. To the extent permitted by law, neither the Compensation Committee, the Committee, nor any employee, officer or director of the Company shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan unless attributable to his or her own bad faith or willful misconduct.

12.8 INCOMPETENT PAYEE. If a person to whom a benefit is payable is a minor or is otherwise incompetent by reason of a physical or mental disability, the Committee may cause the payments due to such person to be made to another person for the first person's benefit without any responsibility to see to the application of such payment. Such payments shall operate as a complete discharge of the obligations to such person under the Plan.

12.9 TAXES. To the extent required by law, the Company shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder or from other amounts paid to the Participant (or Beneficiary) by the Company. The determination of the Company regarding applicable income and employment tax withholding requirements shall be final and binding on the Eligible Employee.

12.10 ATTORNEY'S FEES. The Company shall pay the reasonable attorney's fees incurred by any Eligible Employee in an action brought against the Company to enforce the Eligible Employee's rights under the Plan, provided that such fees shall only be payable in the event that the Eligible Employee prevails in such action.

12.11 STATUS AND RIGHTS OF PARTICIPANTS. Participants have the status of general unsecured creditors of the Company. In addition, this Plan constitutes a mere promise by the Company to make transfers, distributions and/or benefit payments in the future. Further, a Participant's rights to transfers, distributions and/or benefit payments under the Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors of the Participant or the Participant's Beneficiaries. Nothing contained in the Plan or Trust shall confer upon any employee any right with respect to the continuation of employment with the Company, interfere in any way with the right of the Company to terminate any employee's employment at any time, confer upon any employee or other person any claim or right to any distribution under the Plan except in accordance with its terms, or create any type of fiduciary relationship between the Company and any Participant, Beneficiary or other person.

                    ARTICLE XIII - AMENDMENT AND TERMINATION

13.1 AMENDMENT AND TERMINATION. The Board of Directors or the Compensation Committee (or any entity authorized by either the Board or the Compensation Committee) may amend or terminate this Plan at any time; provided, however, that no such amendment or termination shall deprive any Participant or Beneficiary of any previously vested amounts under this Plan prior to the date of such amendment or termination. If this Plan is terminated, amounts contributed hereunder as of the date of termination shall continue to be held and paid, in accordance with the terms of the Plan as in effect on such date of termination (subject to the Compensation Committee's discretion as described in Section X). However, no additional Nonqualified Deferral Contributions, Nonqualified Matching Contributions, or Company Contributions shall be made after the Plan's termination.

ATTEST/WITNESS:                              AMERICAN MEDICAL SECURITY
                                             GROUP, INC.

By:                                          By:
          -----------------------                 --------------------------

Its:                                         Its:
          -----------------------                 --------------------------

Date:                                        Date:
          -----------------------                 --------------------------